ACCOUNTS RECEIVABLE AND OTHER (Details) - USD ($) $ in Millions	Jun. 30, 2026	Dec. 31, 2025
Disclosure Of Financial Assets And Liabilities [Line Items]
Derivative assets	$ 61	$ 63
Accounts receivable — net of expected credit loss of $39 million (December 31, 2025 - $51 million)	627	632
Restricted cash and deposits	151	287
Prepaid expenses	155	216
Inventory	819	510
Other current assets	417	260
Total accounts receivable and other	2,230	1,968
Accumulated impairment
Disclosure Of Financial Assets And Liabilities [Line Items]
Accounts receivable — net of expected credit loss of $39 million (December 31, 2025 - $51 million)	$ 39	$ 51